                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             THE GLENMEDE FUND, INC.


                              200 Clarendon Street
                           Boston, Massachusetts 02116
                                 (800) 442-8299

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a special meeting of shareholders of the Core Fixed Income Portfolio, International Portfolio, Large Cap Value Portfolio, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio (formerly, Small Capitalization Growth Portfolio), investment portfolios of The Glenmede Fund, Inc. will be held on June 23, 2005 at 10:30 a.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

     The special meeting is being held for the following purposes:

     1. To approve an Amendment to the Investment Advisory Agreement for the Core Fixed Income Portfolio.

     2. To approve an Amendment to the Investment Advisory Agreement for the Large Cap Value Portfolio.

     3. To approve an Amendment to the Investment Advisory Agreement for the Strategic Equity Portfolio.

     4. To approve an Amendment to the Investment Advisory Agreement for the International Portfolio.

     5. To approve an Amendment to the Sub-Investment Advisory Agreement for the International Portfolio.

     6. To approve an Amendment to the Investment Advisory Agreement for the U.S. Emerging Growth Portfolio.

     7. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 1, 2005 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the proposals referred to above. Each shareholder is invited to attend the special meeting in person. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy card in order that the meeting can be held and a maximum number of shares may be voted.


     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RECEIVED BY 12:00 P.M. EST ON JUNE 15, 2005.


     By order of the Board of Directors of The Glenmede Fund, Inc.


                                                   /s/ Michael P. Malloy

                                                   Michael P. Malloy
                                                   Secretary

May 20, 2005

                             THE GLENMEDE FUND, INC.


                              200 Clarendon Street
                           Boston, Massachusetts 02116
                                 (800) 442-8299

                                 PROXY STATEMENT
                                  MAY 20, 2005

     This Proxy Statement is furnished by The Glenmede Fund, Inc. (the "Company") to the shareholders of its Core Fixed Income Portfolio, International Portfolio, Large Cap Value Portfolio, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio (formerly, Small Capitalization Growth Portfolio) (each a "Portfolio, and together, the "Portfolios") on behalf of the Company's Board of Directors (the "Board" or the "Directors") in connection with the Company's solicitation of the accompanying proxy. The proxy will be voted at a special meeting of shareholders to be held on June 23, 2005 at 10:30 a.m., Eastern time, at the offices of Glenmede Advisers, Inc. ("Glenmede Advisers"), One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement is being mailed to shareholders on or about May 20, 2005.

VOTING MATTERS

     Only shareholders of record on April 1, 2005 (the "record date") are entitled to be present and to vote at the Meeting. Shares of the Portfolios issued and outstanding as of April 1, 2005 are indicated in the following table:

     PORTFOLIO                                              NUMBER OF SHARES
     ---------                                              ----------------
     Core Fixed Income Portfolio                              18,068,932.491
     International Portfolio                                  82,155,809.117
     Large Cap Value Portfolio                                 2,292,939.139
     Strategic Equity Portfolio                                4,280,200.579
     U.S. Emerging Growth Portfolio                            1,913,453.859

     Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Portfolio. The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposal(s) described in this Proxy Statement applicable to the Portfolio(s) held by such shareholder.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If such a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s). A shareholder vote may be taken on some matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval.

     A shareholder may revoke the accompanying proxy at any time before its use by submitting to the Company a written revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and electing to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

PROXY SOLICITATION


     The solicitation of proxies will be primarily by mail. In addition, some officers of the Company and persons affiliated with Glenmede Advisers or Philadelphia International Advisors, LP ("Philadelphia International"), may, without remuneration, solicit proxies by personal interview, telephone, or telefax. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting.

     All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Portfolios. Merrill Daniels, Inc. ("Merrill") has been engaged by the Company to assist in the distribution of proxies. The anticipated cost of the proxy solicitation is approximately $14,828, of which approximately $14,828 will be paid to Merrill.


REPORTS TO SHAREHOLDERS

     THE COMPANY PREPARES AND MAILS TO THE PORTFOLIOS' SHAREHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE COMPANY WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004. REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO THE COMPANY AT 200 CLARENDON STREET, BOSTON, MASSACHUSETTS 02116, OR BY CALLING, TOLL-FREE, (800) 442-8299. THE ANNUAL REPORT IS NOT TO BE REGARDED AS A PROXY SOLICITING MATERIAL.

SUMMARY OF PROPOSALS

     The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.

 PROPOSAL                                                              SHAREHOLDERS SOLICITED
 -----------------------------------------------------------   -------------------------------------
 1. To approve an Amendment to the Investment Advisory         Shareholders of the Core Fixed Income
 Agreement for the Core Fixed Income Portfolio.                Portfolio.

 2. To approve an Amendment to the Investment Advisory         Shareholders of the Large Cap Value
 Agreement for the Large Cap Value Portfolio.                  Portfolio.

 3. To approve an Amendment to the Investment Advisory         Shareholders of the Strategic Equity
 Agreement for the Strategic Equity Portfolio.                 Portfolio.

 4. To approve an Amendment to the Investment Advisory         Shareholders of the International
 Agreement for the International Portfolio.                    Portfolio.

 5. To approve an Amendment to the Sub-Investment Advisory     Shareholders of the International
 Agreement for the International Portfolio.                    Portfolio.

 6. To approve an Amendment to the Investment Advisory         Shareholders of the U.S. Emerging
 Agreement for the U.S. Emerging Growth Portfolio.             Growth Portfolio.

 7. To transact such other business as may properly come       Shareholders of the Portfolios,
 before the Meeting.                                           voting together or as separate
                                                               Portfolios as the circumstances may
                                                               dictate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH PROPOSAL.

                                  INTRODUCTION

     Shareholders of the Core Fixed Income, Large Cap Value and Strategic Equity Portfolios are being asked to approve an Amendment to the Investment Advisory Agreement between the Company, on behalf of each such Portfolio and Glenmede Advisers, pursuant to which each Portfolio will pay an investment advisory fee directly to Glenmede Advisers for its investment advisory services.


     Shareholders of the International Portfolio are being asked to approve (1) an Amendment to the Investment Advisory Agreement between the Company, on behalf of the Portfolio and Glenmede Advisers, pursuant to which the Portfolio will pay an investment advisory fee directly to Glenmede Advisers for its investment advisory services; and (2) an Amendment to the Portfolio's Sub-Investment Advisory Agreement among the Company, on behalf of the Portfolio, Glenmede Advisers and Philadelphia International, pursuant to which Glenmede Advisers will pay a sub-investment advisory fee to Philadelphia International for its sub-investment advisory services.


     Shareholders of the U.S. Emerging Growth Portfolio are being asked to approve an Amendment to the Investment Advisory Agreement between the Company, on behalf of the Portfolio and Glenmede Advisers, pursuant to which the amount of the fee payable by the Portfolio to Glenmede Advisers for its investment advisory services will be increased.

     If approved by shareholders, it is anticipated that the Amendments will take effect on or about July 1, 2005.

                                  PROPOSALS 1-3

               APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY
            AGREEMENT FOR THE CORE FIXED INCOME, LARGE CAP VALUE AND
                           STRATEGIC EQUITY PORTFOLIOS

     Glenmede Advisers serves as the investment adviser to the Core Fixed Income, Large Cap Value and Strategic Equity Portfolios pursuant to an Investment Advisory Agreement between the Company, on behalf of each such Portfolio, and Glenmede Advisers.

     These Portfolios do not pay fees to Glenmede Advisers for the investment advisory services it provides to the Portfolios under the Investment Advisory Agreement. However, these Portfolios are currently offered only to clients of The Glenmede Trust Company, N.A. ("Glenmede Trust"). Clients of Glenmede Trust pay an account level fee directly to Glenmede Trust for fiduciary, trust and/or advisory services. The maximum annual fee charged by Glenmede Trust is presently 1.00% of the client's assets under management. The actual annual fee charged by Glenmede Trust to its clients for such services varies depending on a number of factors, including the particular services provided to the client, but is generally under 1.00% of the client's assets under management.

     In connection with the proposed Amendment to the Investment Advisory Agreement, Glenmede Trust currently intends to no longer charge an account level fee on client assets invested in the Portfolios. Instead, these Portfolios will pay an investment advisory fee directly to Glenmede Advisers for its investment advisory services.

     Under the proposed Amendment to the Investment Advisory Agreement, Glenmede Advisers would be entitled to receive directly from the Portfolios fees calculated daily and payable monthly at the following rates:

                                                PERCENTAGE OF THE PORTFOLIO'S
     PORTFOLIO                                     AVERAGE DAILY NET ASSETS
     ---------                                  -----------------------------
     Core Fixed Income Portfolio                             0.35%
     Large Cap Value Portfolio                               0.55%
     Strategic Equity Portfolio                              0.55%

     The following table demonstrates for each Portfolio: (1) the actual advisory fee paid by the Portfolio to Glenmede Advisers for the fiscal year ended October 31, 2004; (2) the amount the Portfolio would have paid if the proposed advisory fee had been in effect for that year; and (3) the difference between these amounts stated as a percentage.

                                                       (1)               (2)
                                                  ADVISORY FEES    PROPOSED FEES
                                                  PAID FOR THE        FOR THE           (3)
                                                    YEAR ENDED      YEAR ENDED      PERCENTAGE
                                                     10/31/04        10/31/04        INCREASE
----------------------------------------------    -------------    -------------    -----------
Core Fixed Income Portfolio                       $        0.00    $     668,616        100%
Large Cap Value Portfolio                         $        0.00    $     118,264        100%
Strategic Equity Portfolio                        $        0.00    $     418,133        100%

     This new arrangement and proposed Amendment will enable the Company to offer shares of the Portfolios to shareholders regardless of whether the shareholders have a pre-existing relationship with Glenmede Advisers or Glenmede Trust. Since Glenmede Trust will no longer charge an account level fee on client assets invested in these Portfolios, Glenmede Advisers does not expect the proposal to change substantially the advisory fees paid by shareholders who are clients of Glenmede Trust attributable to their investment in the Portfolios. Tables to assist shareholders in understanding the effect of the proposed investment advisory fees is presented below under "Effect of the Proposed Fees."

     Other than adding an investment advisory fee and eliminating the requirement that shareholders of these Portfolios have a pre-existing client relationship with Glenmede Trust, the proposed Amendment makes no changes to the terms of the Investment Advisory Agreement. A description of the terms of the Investment Advisory Agreement is included below under "Terms of the Investment Advisory Agreements." A copy of the Investment Advisory Agreement and form of Amendment reflecting the proposal is attached to this Proxy Statement as Exhibit A.

     At a Board meeting held on March 3, 2005, the Board, including all of the Directors who are not "interested persons" of the Company or Glenmede Advisers (the "Disinterested Directors"), unanimously approved the Amendment and voted to recommend its approval by the respective shareholders of the Core Fixed Income, Large Cap Value and Strategic Equity Portfolios. The factors considered by the Board in considering approval of the Amendment are described below under "Evaluation by the Board of Directors."

                                  PROPOSALS 4-5

              APPROVAL OF AMENDMENTS TO THE INVESTMENT ADVISORY AND
            SUB-INVESTMENT ADVISORY AGREEMENTS FOR THE INTERNATIONAL
                                    PORTFOLIO

     Glenmede Advisers serves as the investment adviser to the International Portfolio pursuant to an Investment Advisory Agreement between the Company, on behalf of the Portfolio, and Glenmede Advisers. Philadelphia International serves as the Portfolio's investment sub-advisor pursuant to a Sub-Investment Advisory Agreement among the Company, on behalf of the Portfolio, Glenmede Advisers and Philadelphia International.

     The International Portfolio does not pay a fee to Glenmede Advisers for the investment advisory services it provides to the Portfolio under the Investment Advisory Agreement. Similarly, neither the Portfolio nor Glenmede Advisers pays a fee to Philadelphia International for the sub-investment advisory services Philadelphia International provides to the Portfolio under the Sub-Investment Advisory Agreement.

     However, this Portfolio is currently offered only to clients of Glenmede Trust. Clients of Glenmede Trust pay an account level fee directly to Glenmede Trust for fiduciary, trust and/or advisory services. The maximum annual fee charged by Glenmede Trust is presently 1.00% of the client's assets under management. The actual annual fee charged by Glenmede Trust to its clients for such services varies depending on a number of factors, including the particular services provided to the client, but is generally under 1.00% of the client's assets under management.

     In connection with the proposed Amendment to the Investment Advisory Agreement, Glenmede Trust currently intends to no longer charge an account level fee on client assets invested in the International Portfolio. Instead, the Portfolio will pay an investment advisory fee directly to Glenmede Advisers for its investment advisory services. In turn, Glenmede Advisers will pay a sub-investment advisory fee to Philadelphia International for its sub-investment advisory services.

     Under the proposed Amendment to the Investment Advisory Agreement, Glenmede Advisers would be entitled to receive directly from the International Portfolio a fee calculated daily and payable monthly at the rate of 0.75% of the Portfolio's average daily net assets.

     Under the proposed Amendment to the Sub-Investment Advisory Agreement, Philadelphia would be entitled to receive from Glenmede Advisers a fee calculated daily and payable monthly at the annual rate of 0.26% of the International Portfolio's average daily net assets. This sub-investment advisory fee would be paid out of Glenmede Advisers' proposed investment advisory fee of 0.75% of the Portfolio's average daily net assets discussed above, and would not be an additional expense to the Portfolio or its shareholders.

     The following table demonstrates for the International Portfolio: (1) the actual advisory fee paid by the Portfolio to Glenmede Advisers for the fiscal year ended October 31, 2004; (2) the amount the Portfolio would have paid if the proposed advisory fee had been in effect for that year; and (3) the difference between these amounts stated as a percentage.

                                                       (1)              (2)
                                                  ADVISORY FEES    PROPOSED FEES
                                                  PAID FOR THE        FOR THE            (3)
                                                    YEAR ENDED      YEAR ENDED      PERCENTAGE
                                                     10/31/04        10/31/04        INCREASE
----------------------------------------------    -------------    -------------    -----------
International Portfolio                           $        0.00    $   8,983,469        100%

     This new arrangement and proposed Amendment to the Investment Advisory Agreement will enable the Company to offer shares of the International Portfolio to shareholders regardless of whether the shareholders have a pre-existing relationship with Glenmede Advisers or Glenmede Trust. Since Glenmede Trust will no longer charge an account level fee on client assets invested in the Portfolio, Glenmede Advisers does not expect the proposal to change substantially the advisory fees paid by shareholders who are clients of Glenmede Trust attributable to their investment in the Portfolio. Tables to assist shareholders in understanding the effect of the proposed investment advisory fee is presented below under "Effect of the Proposed Fees."

     Other than adding an investment advisory and sub-investment advisory fee, respectively, and eliminating the requirement in the Investment Advisory Agreement that shareholders of this Portfolio have a pre-existing client relationship with Glenmede Trust and adding a provision to the Sub-Investment Advisory Agreement which restricts Glenmede Advisers and Philadelphia International from recruiting each other's employees, the proposed Amendments make no changes to the terms of the Investment Advisory Agreement or the Sub-Investment Advisory Agreement. Descriptions of the terms of the Investment Advisory and Sub-Investment Advisory Agreements are included below under "Terms of the Investment Advisory Agreements" and "Terms of the Sub-Investment Advisory Agreement." A copy of the current Investment Advisory Agreement and form of Amendment reflecting the proposal is attached to this Proxy Statement as Exhibit
A. A copy of the Sub-Investment Advisory Agreement and form of Amendment reflecting the proposal is attached to this Proxy Statement as Exhibit B.

     At a Board meeting held on March 3, 2005, the Board, including all of the Disinterested Directors, unanimously approved the Amendments to the Investment Advisory and Sub-Investment Advisory Agreements and voted to recommend their approval by the shareholders of the International Portfolio. The factors considered by the Board in considering approval of the respective Amendments are described below under "Evaluation by the Board of Directors."

                                   PROPOSAL 6

               APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY
                AGREEMENT FOR THE U.S. EMERGING GROWTH PORTFOLIO

     Glenmede Advisers serves as the investment adviser to the U.S. Emerging Growth Portfolio pursuant to an Investment Advisory Agreement between the Company, on behalf of the Portfolio, and Glenmede Advisers. The Investment Advisory Agreement provides that Glenmede Advisers may manage the Portfolio directly or may select sub-advisors to manage the assets of the Portfolio.

     Glenmede Advisers assumed direct management of this Portfolio effective February 27, 2005. Prior to February 27, 2005, Glenmede Advisers monitored the performance of Sterling Johnston Capital Management L.P. ("Sterling Johnson") and Winslow Capital Management, Inc. ("Winslow Capital"), who each served as an investment sub-advisor to the Portfolio pursuant to respective sub-investment advisory agreements among the sub-advisor, the

Company and Glenmede Advisers. The Board approved the termination of the sub-investment advisory agreements with Sterling Johnston and Winslow Capital at its December 8, 2004 Board meeting.

     Glenmede Advisers assumed direct management of the Portfolio because it believes that the quantitative investment process developed for the Portfolio by Glenmede Advisers would achieve strong relative and absolute performance in the small cap growth sector of the securities market compatible with the Portfolio's investment objective and policies. In connection with Glenmede Advisers' assumption of direct management of the Portfolio, the Portfolio's name was changed from Small Capitalization Growth Portfolio to U.S. Emerging Growth Portfolio effective February 27, 2005.


     Prior to assuming direct management of the Portfolio, Glenmede Advisers received a fee calculated daily and payable monthly at the annual rate of 0.25% of the Portfolio's average daily net assets for monitoring the performance of the sub-advisors. Although it now manages the assets of the Portfolio directly, Glenmede Advisers continues to receive such 0.25% fee under the Investment Advisory Agreement. It is proposed that the Investment Advisory Agreement be amended to provide the Glenmede Advisers with additional compensation commensurate with its assumption of responsibility for directly managing the assets of the Portfolio.


     For the fiscal year ended October 31, 2004, the Portfolio paid total investment advisory and sub-advisory fees at the annual rate of 0.85% of the average daily net assets of the Portfolio. Of this 0.85%, Glenmede Advisers was paid 0.25% and Sterling Johnston and Winslow Capital were paid a sub-advisory fee calculated daily and payable monthly at the annual rate of 0.60% of the average daily net assets of the portion of the Portfolio managed by the respective sub-advisor. Under the proposed Amendment to the Investment Advisory Agreement, Glenmede Advisers would be entitled to receive from the Portfolio a fee calculated daily and payable monthly at the annual rate of 0.55% of the Portfolio's average daily net assets for providing all of the investment advisory services to the Portfolio. This represents an increase of 0.30% in the amount payable to Glenmede Advisers under the current Investment Advisory Agreement. Nevertheless, it is 0.30% less than the aggregate annual investment advisory and sub-investment advisory fees paid by the Portfolio to Glenmede Advisers, Sterling Johnston and Winslow Capital and it is 0.05% less than the amount paid by the Portfolio to Sterling Johnston and Winslow Capital for providing only sub-investment advisory services.

     The following table demonstrates for the U.S. Emerging Growth Portfolio:
(1) the actual advisory fee paid by the Portfolio to Glenmede Advisers for the fiscal year ended October 31, 2004; (2) the amount the Portfolio would have paid if the proposed advisory fee had been in effect for that year; and (3) the difference between these amounts stated as a percentage.

                                                         (1)
                                                    ADVISORY FEES           (2)
                                                  PAID TO GLENMEDE    PROPOSED FEES
                                                  ADVISERS FOR THE       FOR THE           (3)
                                                     YEAR ENDED         YEAR ENDED      PERCENTAGE
                                                      10/31/04           10/31/04        INCREASE
----------------------------------------------    ----------------    --------------    ----------
U.S. Emerging Growth Portfolio                    $        230,663    $      508,057       120%

     Tables to assist shareholders in understanding the effect of the proposed investment advisory fee is presented below under "Effect of the Proposed Fees."

     Other than increasing the amount of investment advisory fee, the proposed Amendment makes no changes to the terms of the Investment Advisory Agreement. A summary of the terms of the Investment Advisory Agreement is included below under "Terms of the Investment Advisory Agreements." A copy of the Investment Advisory Agreement and form of Amendment reflecting the proposal is attached to this Proxy Statement as Exhibit C.

     At a Board meeting held on March 3, 2005, the Board, including all of the Disinterested Directors, unanimously approved the Amendment and voted to recommend its approval by the shareholders of the U.S. Emerging Growth Portfolio. The factors considered by the Board in considering approval of the Amendment are described below under "Evaluation by the Board of Directors."

                           EFFECT OF THE PROPOSED FEES

     To assist shareholders of the Portfolios in understanding the effect of the proposed investment advisory fees on the expense of investing in shares of the Portfolios, the following table summarizes the expenses incurred by the Portfolios under the Investment Advisory Agreements for the fiscal year ended October 31, 2004 and also restates these expenses to show what the expenses would have been had the proposed fees been in effect during the same period.

                                               SHAREHOLDER FEES                      ANNUAL PORTFOLIO OPERATING EXPENSES
                                    (PAID DIRECTLY FROM YOUR INVESTMENT)     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                                    ------------------------------------     --------------------------------------------------
                                                                                                                TOTAL ANNUAL
                                                                                                                 PORTFOLIO
                                                            MAXIMUM           INVESTMENT         OTHER           OPERATING
                                                        ACCOUNT FEE(1)       ADVISORY FEE     EXPENSES(3)         EXPENSES
                                    ---------------   ------------------     -------------   -------------   ------------------
Core Fixed Income Portfolio         Current                1.00%                 N/A            0.19%              0.19%
                                    PROPOSED               1.00%(2)             0.35%           0.19%              0.54%
Large Cap Value Portfolio           Current                1.00%                 N/A            0.31%              0.31%
                                    PROPOSED               1.00%(2)             0.55%           0.31%              0.86%
Strategic Equity Portfolio          Current                1.00%                 N/A            0.30%              0.30%
                                    PROPOSED               1.00%(2)             0.55%           0.30%              0.85%
International Portfolio             Current                1.00%                 N/A            0.14%              0.14%
                                    PROPOSED               1.00%(2)             0.75%           0.34%(5)           1.09%(5)
U.S. Emerging Growth Portfolio      Current                1.00%(2)             0.25%(4)        0.37%              0.62%(4)
                                    PROPOSED               1.00%(2)             0.55%           0.37%              0.92%

----------
(1) THE "MAXIMUM ACCOUNT FEE" IN THE ABOVE TABLE IS THE CURRENT MAXIMUM ANNUAL FEE THAT GLENMEDE TRUST OR ITS AFFILIATED COMPANIES ("AFFILIATES") WOULD CHARGE ITS CLIENTS DIRECTLY FOR FIDUCIARY, TRUST AND/OR ADVISORY SERVICES. THE ACTUAL ANNUAL FEES ("CLIENT FEES") CHARGED BY GLENMEDE TRUST AND AFFILIATES FOR SUCH SERVICES VARY DEPENDING ON A NUMBER OF FACTORS, INCLUDING THE PARTICULAR SERVICES PROVIDED TO THE CLIENT, BUT ARE GENERALLY LOWER THAN 1% OF THE CLIENT'S ASSETS UNDER MANAGEMENT. INVESTORS ALSO MAY HAVE TO PAY VARIOUS FEES TO OTHERS TO BECOME SHAREHOLDERS OF THE PORTFOLIOS.

(2) GLENMEDE TRUST AND ITS AFFILIATES CURRENTLY INTEND TO EXCLUDE THE PORTION OF THEIR CLIENTS' ASSETS INVESTED IN THE CORE FIXED INCOME PORTFOLIO, INTERNATIONAL PORTFOLIO, LARGE CAP VALUE PORTFOLIO, STRATEGIC EQUITY PORTFOLIO, AND U.S. EMERGING GROWTH PORTFOLIO WHEN CALCULATING CLIENT FEES.

(3) "OTHER EXPENSES" INCLUDES COSTS OF ADMINISTRATION, CUSTODY, ACCOUNTING SERVICES, AND SIMILAR EXPENSES. "OTHER EXPENSES" ALSO INCLUDES SHAREHOLDER SERVICING FEES OF 0.10% (PAYABLE BY THE CORE FIXED INCOME PORTFOLIO), 0.20% (PAYABLE BY THE LARGE CAP VALUE AND STRATEGIC EQUITY PORTFOLIOS), AND 0.25% (PAYABLE BY THE U.S. EMERGING GROWTH PORTFOLIO AND, EFFECTIVE JULY 1, 2005, BY THE INTERNATIONAL PORTFOLIO) TO GLENMEDE TRUST BASED ON THE RESPECTIVE PORTFOLIO'S AVERAGE DAILY NET ASSETS.

(4) THE INVESTMENT ADVISORY FEE AND TOTAL EXPENSES WERE RESTATED TO REFLECT DIRECT MANAGEMENT OF THE U.S. EMERGING GROWTH PORTFOLIO BY GLENMEDE ADVISERS EFFECTIVE FEBRUARY 27, 2005. PRIOR TO THIS DATE, THE PORTFOLIO PAID AGGREGATE INVESTMENT ADVISORY AND SUB-ADVISORY FEES OF 0.85% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND ITS TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES WERE 1.22%.

(5) EFFECTIVE JULY 1, 2005, THE SHAREHOLDER SERVICING FEE PAYABLE BY THE INTERNATIONAL PORTFOLIO TO GLENMEDE TRUST IS INCREASING FROM 0.05% TO 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.

     The following example illustrates the operating expenses you would incur as a shareholder if you invested $10,000 in the Portfolios over the time periods shown and you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, the example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds:

                                                       1          3          5         10
                                                     YEAR       YEARS      YEARS      YEARS
                                    ------------   --------    -------    -------    -------
Core Fixed Income Portfolio         Current         $    19    $    61    $   107    $   243
                                    PROPOSED        $    55    $   173    $   302    $   677
Large Cap Value Portfolio           Current         $    32    $   100    $   174    $   393
                                    PROPOSED        $    88    $   274    $   477    $ 1,061
Strategic Equity Portfolio          Current         $    31    $    97    $   169    $   381
                                    PROPOSED        $    87    $   271    $   471    $ 1,049
International Portfolio             Current         $    14    $    45    $    79    $   179
                                    PROPOSED        $   111    $   347    $   601    $ 1,329
U.S. Emerging Growth Portfolio      Current         $    63    $   199    $   346    $   774
                                    PROPOSED        $    94    $   293    $   509    $ 1,131

     If the proposed new investment advisory fees are approved, the expenses you will incur as a shareholder of the Portfolio(s) will increase; however, there will be a reduction in the fee charged by Glenmede Trust to its clients invested in the Core Fixed Income, International, Large Cap Value, and Strategic Equity Portfolios at the account level.

                   TERMS OF THE INVESTMENT ADVISORY AGREEMENTS

     The Investment Advisory Agreement between the Company, on behalf of each of the Core Fixed Income (formerly, Intermediate Government Portfolio), International, Large Cap Value (formerly, Model Equity Portfolio) and Strategic Equity Portfolios (formerly, Equity Portfolio), and Glenmede Trust, dated October 25, 1988, as amended, was approved by the initial shareholder of the Core Fixed Income and International Portfolios on October 19, 1988 and the initial shareholder of the Strategic Equity Portfolio on July 6, 1989 in connection with each Portfolio's organization, and was last approved by the shareholders of those Portfolios on October 30, 1989 when the shareholders approved the Agreement's continuation for a twelve-month period. The Investment Advisory Agreement was approved by the initial shareholder of the Large Cap Value Portfolio on January 3, 1993 in connection with its organization. Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Investment Advisory Agreement, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with the Investment Advisory Agreement, by Assumption and Guarantee dated as of September 1, 2000.

     The Investment Advisory Agreement between the Company, on behalf of the U.S. Emerging Growth Portfolio (formerly, Small Capitalization Growth Portfolio) and Glenmede Trust, dated December 29, 1999, was approved by the initial shareholder on December 28, 1999. Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Investment Advisory Agreement, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with the Investment Advisory Agreement, by Assumption and Guarantee dated as of September 1, 2000.

     Each Investment Advisory Agreement was last approved by the Board on September 15, 2004, when the Directors approved their continuation for a twelve month period commencing November 1, 2004.

     The Investment Advisory Agreements between the Company and Glenmede Advisers provide that Glenmede Advisers, subject to the control of the Board, and in accordance with the investment objective, policies and limitations of the particular Portfolio, manages each Portfolio for the period and on such terms as set forth in such Investment Advisory Agreement. It is the responsibility of Glenmede Advisers to manage the investment and reinvestment of the assets of the Portfolios, to continuously review, supervise and administer the investment program of each Portfolio and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio to be held uninvested. Glenmede Advisers provides the Company with records concerning Glenmede Advisers' activities, which the Company is required to maintain, renders regular reports to the Company's officers and the Board concerning Glenmede Advisers' discharge of its responsibilities under the Investment Advisory Agreement, and pays all expenses involved in the performance of its duties.

     The Investment Advisory Agreements provide that Glenmede Advisers is authorized to select the brokers that will execute the purchases and sales of securities for the Portfolios, and is directed to use its best efforts to obtain the best available price and most favorable execution for such purchases and sales of securities. Subject to policies established by the Board, Glenmede Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Glenmede Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Glenmede Advisers' overall responsibilities with respect to the Company and other accounts as to which Glenmede Advisers exercises investment discretion.

     The Investment Advisory Agreement with respect to the Core Fixed, International, Large Cap Value and Strategic Equity Portfolios provides that the Company pays no investment advisory fees to Glenmede Advisers for the services it renders to these Portfolios; however, each shareholder is required to have a pre-existing relationship with Glenmede Trust under which it provides investment advisory, personal trust, estate, custodian or other services to such shareholder on an individual basis. The shareholder pays a fee directly to Glenmede Trust based on the services provided on the total assets of the shareholder managed by Glenmede Trust, including the portion of such assets invested in the Portfolio. The Investment Advisory Agreement with respect to the U.S. Emerging Growth Portfolio provides that the Company pays Glenmede Advisers a fee computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Portfolio.

     The Investment Advisory Agreements provide that Glenmede Advisers shall not be liable to the Portfolios or any shareholder for anything done or omitted by it in the course of or in connection with rendering services under the Investment Advisory Agreements, including, without limitation, for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Portfolio, except acts or omissions involving willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties imposed upon it by the Investment Advisory Agreement or breach of fiduciary duty with respect to receipt of compensation for services rendered.

     If approved by the shareholders at this Meeting, the Investment Advisory Agreements, as amended, will extend until October 31, 2005, and thereafter each shall continue in effect for successive one-year terms ending on October 31 of each year if specifically approved at least annually (i) by the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, and (ii) by the Board or by a vote of a majority of the outstanding shares of the Portfolio. The Investment Advisory Agreements provide for termination automatically upon assignment and each is terminable at any time without penalty by the Directors or by a vote of a majority of the Portfolio's outstanding shares, on 60 days' written notice to Glenmede Advisers or by Glenmede Advisers on 90 days' written notice to the Company.

                 TERMS OF THE SUB-INVESTMENT ADVISORY AGREEMENT

     The Sub-Investment Advisory Agreement among the Company, on behalf of the International Portfolio, Glenmede Advisers and Philadelphia International, dated January 1, 2002, was approved by shareholders on December 20, 2001 in connection with the appointment of Philadelphia International as the Portfolio's sub-adviser. The Sub-Investment Advisory Agreement provides that Philadelphia International, subject to the control of the Board and Glenmede Advisers, and in accordance with the investment objective, policies and limitations of the Portfolio, manages the Portfolio for the period and on such terms as set forth in the Sub-Investment Advisory Agreement. It is the responsibility of Philadelphia International to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio assets to be held uninvested. Philadelphia International is required to provide the Company and Glenmede Advisers with records concerning Philadelphia International's activities, which the Company and Glenmede Advisers are required to maintain, and to render regular reports to the Company's officers and Board of Directors and Glenmede Advisers concerning Philadelphia International's discharge of the responsibilities under the Sub-Investment Advisory Agreement.

     The Sub-Investment Advisory Agreement provides that Philadelphia International is authorized to select the brokers that will execute the purchases and sales of securities for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such purchases and sales of securities. Subject to policies established by the Board, Philadelphia International may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Philadelphia International determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Philadelphia International's overall responsibilities with respect to the Company and other accounts as to which Philadelphia International exercises investment discretion.

     The Sub-Investment Advisory Agreement provides that the Company pays no fee to Philadelphia International for its sub-advisory services to the Portfolio.

     The Sub-Investment Advisory Agreement provides that Philadelphia International shall not be liable to the Company, any shareholder of the Company or to Glenmede Advisers for anything done or omitted by it in the course of, or connected with, rendering services under the Sub-Investment Advisory Agreement, including, but without limitation, for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Portfolio, except acts or omissions involving willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties imposed upon it by the Sub-Investment Advisory Agreement or breach of fiduciary duty with respect to receipt of compensation for services rendered.

     If approved by the shareholders at this Meeting, the Sub-Investment Advisory Agreement, as amended, will extend until October 31, 2005, and thereafter shall continue in effect for successive one-year terms ending on October 31 of each year if specifically approved at least annually (i) by the vote of a majority of the Directors who are not parties to the Sub-Investment Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act, as amended) of any such party, and (ii) by the Board or by a vote of a majority of the outstanding shares of the Portfolio. The Sub-Investment Advisory Agreement provides for termination automatically upon assignment and is terminable at any time without penalty by the Directors or by a vote of a majority of the Portfolio's outstanding shares, on 60 days' written notice to Philadelphia International or by Philadelphia International on 90 days' written notice to the Company.

                      EVALUATION BY THE BOARD OF DIRECTORS

     At a Board meeting held on March 3, 2005, the Board, including all the Disinterested Directors, approved Amendments to the Investment Advisory Agreements for the Core Fixed Income Portfolio, International Portfolio, Large Cap Value Portfolio, Strategic Equity Portfolio, and U.S. Emerging Growth Portfolio and the Sub-Investment Advisory Agreement for the International Portfolio, and voted to recommend approval by the respective Portfolio's shareholders.


     In determining whether to approve the Amendments to the Investment Advisory Agreements and the Sub-Investment Advisory Agreement and to recommend the approval of such Amendments to shareholders, the Board, including all of the Disinterested Directors, reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Board should consider in their evaluation of the Amendments to Investment Advisory Agreements and the Sub-Investment Advisory Agreement; (2) a report prepared by an independent rating and ranking organization comparing the performance of each Portfolio to the performance of its applicable benchmark indices and peer group; and (3) a Lipper Inc. ("Lipper") report comparing each Portfolio's proposed advisory fees and expenses to those of its peer group. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by Glenmede Advisers and Philadelphia International that described: (i) the nature, extent and quality of Glenmede Advisers' and Philadelphia International's services provided to their respective Portfolios;
(ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) their investment philosophies and processes;
(iv) their assets under management and client descriptions; (v) their soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) compliance procedures; (viii) Glenmede Advisers' financial information, insurance coverage, and profitability analysis related to providing services to the Portfolios; and (ix) the extent to which economies of scale are relevant to the Portfolios.

     After discussion, the Board, including all of the Disinterested Directors, concluded that: Glenmede Advisers had the capabilities, resources and personnel necessary to manage each Portfolio; Philadelphia International had the capabilities, resources, and personnel necessary to sub-advise the International Portfolio; and based on the services that Glenmede Advisers and Philadelphia International provide to the Portfolios pursuant to the Investment Advisory and Sub-Investment Advisory Agreements and the expenses incurred by them in the performance of such services, the proposed compensation payable to Glenmede Advisers and Philadelphia International is fair and equitable.


     In reaching these conclusions, the Board did not identify any single factor as determinative or controlling. Among the factors considered, the Board examined the nature, extent and quality of services provided to each Portfolio under the Investment Advisory and Sub-Advisory Agreements, and the quality of Glenmede Advisers' and Philadelphia International's professional portfolio management teams. The Board discussed its on-going dealings and the Company's relationship with Glenmede Advisers and Philadelphia International, noting that

Glenmede Advisers and Philadelphia International had consistently demonstrated their commitment to the interests of the Portfolios' shareholders, communicated well with the Board, and cooperated in all respects to the Board's requests for information. The Board also noted its confidence in Glenmede Advisers' and Philadelphia International's compliance programs. The Board discussed the experience and qualifications of each portfolio manager, and in particular expressed its confidence in the leadership of Glenmede Advisers' and Philadelphia International's investment management teams.

     In reaching these conclusions, the Board also considered the proposed advisory fees to be paid by each Portfolio and the comparative cost of similar services being paid by other funds. The Board reviewed and discussed the comparative information prepared by Lipper presented in the Board materials. The Board noted that based on the Lipper information provided, the proposed advisory fee of 0.35% of the Core Fixed Income Portfolio's average daily net assets was below both the median fee of 0.398% and average fee of 0.418% paid by comparable funds. The Board noted that the proposed advisory fee of 0.75% of the International Portfolio's average daily net assets was below both the median fee of 0.800% and average fee of 0.783% paid by comparable funds. The Board noted that the proposed advisory fee of 0.55% of the Large Cap Value Portfolio's average daily net assets was below both the median fee of 0.601% and average fee of 0.617% paid by comparable funds. The Board noted that the proposed advisory fee of 0.55% of the Strategic Equity Portfolio's average daily net assets was below both the median fee of 0.600% and average fee of 0.614% paid by comparable funds. Finally, the Board noted that the proposed advisory fee of 0.55% of the U.S. Emerging Growth Portfolio's average daily net assets was below both the median fee of 0.750% and average fee of 0.743% paid by comparable funds. With respect to the U.S. Emerging Growth Portfolio, the Board also considered that the proposed fee of 0.55% to be paid to Glenmede Advisers for managing the Portfolio directly was less than the 0.60% paid by the Portfolio to the former sub-advisors of the Portfolio and less than the total aggregate investment advisory and sub-advisory fees of 0.85% paid by the Portfolio in 2004. The Board also considered that the level of each proposed advisory and sub-advisory fee is reasonable as compared to Glenmede Advisers' and Philadelphia International's other similarly managed mutual fund clients.

     The Board also considered the proposed total annual portfolio operating expenses to be paid by each Portfolio and the total annual portfolio operating expenses being paid by other comparable funds. The Board noted that based on the Lipper information provided, the proposed total annual portfolio operating expenses of 0.54% of the Core Fixed Income Portfolio's average daily net assets was below both the median expenses of 0.76% and average expenses of 0.715% paid by comparable funds. The Board noted that the proposed total annual portfolio operating expenses of 1.09% of the International Portfolio's average daily net assets was below both the median expenses of 1.245% and average expenses of 1.32% paid by comparable funds. The Board noted that the proposed total annual portfolio operating expenses of 0.86% of the Large Cap Value Portfolio's average daily net assets was below both the median expenses of 1.00% and average expenses of 1.028% paid by comparable funds. The Board noted that the proposed total annual portfolio operating expenses of 0.85% of the Strategic Equity Portfolio's average daily net assets was below both the median expenses of 0.96% and average expenses of 0.967% paid by comparable funds. Finally, the Board noted that the proposed total annual portfolio operating expenses of 0.92% of the U.S. Emerging Growth Portfolio's average daily net assets was below both the median expenses of 1.197% and average expenses of 1.162% paid by comparable funds.


     The Board, including all of the Disinterested Directors, determined that, based on such considerations, each proposed advisory and sub-advisory fee was reasonable in relation to the services provided and as compared to the cost of similar services being paid by other similarly managed mutual fund clients of Glenmede Advisers and Philadelphia International and by other comparable funds.

     The Board also considered the investment performance of each Portfolio. The Board discussed the information obtained from an independent rating and ranking organization presented in the Board materials which compared each Portfolio's performance against a benchmark index and ranked each Portfolio's performance against other mutual funds in its peer group.

     The Board noted that historically, the International and Large Cap Value Portfolios have consistently outperformed their respective benchmarks and peers, and determined that the investment performance of each Portfolio would support approval of Glenmede Advisers' proposed advisory fees and the proposed sub-advisory fee payable by Glenmede Advisers to Philadelphia International. The Board particularly noted that the Large Cap Value Portfolio received the highest rating for its performance over the three year period.


     The Board reviewed the significant improvement in the performance of the Strategic Equity Portfolio and concluded that its recent strong performance and the Board's confidence in Glenmede Advisers' quantitative investment approach would support approval of Glenmede Advisers' proposed advisory fee.

     The Board noted that the Core Fixed Income Portfolio had slightly underperformed its benchmark historically, but acknowledged that Glenmede Advisers attributed this underperformance to its commitment to investing in high credit quality issuers, and noted that the market favored peers that invested in high risk, high return securities. The Board weighed the Portfolio's high performance rating, competitive return and favorable risk profile, and determined that the Portfolio's performance would support approval of Glenmede Advisers' proposed advisory fee.

     The Board discussed its approval of Glenmede Advisers' direct management of the U.S. Emerging Growth Portfolio. The Board discussed Glenmede Advisers' experience in developing a quantitative investment process, the impressive performance of the Large Cap 100 and Large Cap Growth Portfolios managed by Glenmede Advisers since those Portfolios' inception in 2004 using a quantitative investment process. The Board determined that Glenmede Advisers' experience and performance managing these other portfolios would support approval of Glenmede Advisers' proposed advisory fee.

     The Board also considered Glenmede Advisers' profitability analysis, and determined that, based on the data provided, the expected profit to Glenmede Advisers for advisory services based on the proposed fees and Glenmede Trust for shareholder servicing was reasonable. The Board also considered that the proposed sub-advisory fee would have no material impact on Philadelphia International's profitability. The Board noted that the benefits derived by Glenmede Advisers and Philadelphia International from managing their respective Portfolios, including how each uses soft dollars, the ways in which they conduct portfolio transactions for the Portfolios and select brokers, were reasonable. The Board noted that since the investment advisory fees do not have breakpoints, there would be no economies of scale for those fees as the Portfolios' assets increase. With respect to its evaluation of the proposed Amendment to the Sub-Investment Advisory Agreement, economies of scale were not considered relevant because the sub-advisory fee would be paid by Glenmede Advisers, not the International Portfolio or its shareholders, and therefore would have no impact on the International Portfolio's expense ratio.

     Based on the foregoing considerations, the Board, including all of the Disinterested Directors, believes that the terms of the Amendment to each Investment Advisory Agreement and Sub-Investment Advisory Agreement are fair to, and in the best interests of, the respective Portfolio and its shareholders and recommends that the shareholders approve the Amendments to the Investment Advisory Agreements and Sub-Investment Advisory Agreement.


                       RECOMMENDATIONS AND REQUIRED VOTES

     As provided in the 1940 Act, approval of Proposals 1-6 by the respective shareholders of the Core Fixed Income, Large Cap Value, Strategic Equity, International and U.S. Emerging Growth Portfolios requires an affirmative vote of the lesser of (i) 67% or more of the respective Portfolio's shares present at the Meeting if more than 50% of the outstanding shares of the respective Portfolio are present, or (ii) more than 50% of the outstanding shares of the respective Portfolio. Shares represented by proxies that reflect abstentions or broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker "non-votes" have the same effect as casting a vote against Proposals 1-6.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE CORE FIXED INCOME PORTFOLIO VOTE "FOR" THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT IN PROPOSAL 1.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE LARGE CAP VALUE PORTFOLIO VOTE "FOR" THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT IN PROPOSAL 2.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE STRATEGIC EQUITY PORTFOLIO VOTE "FOR" THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT IN PROPOSAL 3.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE INTERNATIONAL PORTFOLIO VOTE "FOR" THE AMENDMENTS TO THE INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS IN PROPOSALS 4-5.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE U.S. EMERGING GROWTH PORTFOLIO VOTE "FOR" THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT IN PROPOSAL 6.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     5% BENEFICIAL OWNERSHIP INFORMATION. As of April 1, 2005 the following persons or entities owned beneficially 5% or more of the outstanding shares of each Portfolio:

CORE FIXED INCOME PORTFOLIO:

                                                                             PERCENTAGE OF OUTSTANDING
NAME AND ADDRESS*                                      NUMBER OF SHARES       SHARES OF THE PORTFOLIO
-----------------                                      ----------------      -------------------------
The Pew Memorial Trust                                    4,838,587.748                26.78%
Whelen Engineering PSP                                    1,011,052.755                 5.60%
Medical Trust                                             1,009,814.630                 5.59%

INTERNATIONAL PORTFOLIO:

                                                                             PERCENTAGE OF OUTSTANDING
NAME AND ADDRESS*                                      NUMBER OF SHARES       SHARES OF THE PORTFOLIO
-----------------                                      ----------------      -------------------------
The Pew Memorial Trust                                   18,677,173.940                22.73%

LARGE CAP VALUE PORTFOLIO:

                                                                             PERCENTAGE OF OUTSTANDING
NAME AND ADDRESS*                                      NUMBER OF SHARES       SHARES OF THE PORTFOLIO
-----------------                                      ----------------      -------------------------
Transplant Foundation                                       443,720.908                19.35%
Delaware Museum of Natural History                          243,951.724                10.64%
The Glenmede Corporation Retirement Plan                    225,893.206                 9.85%
MC SPCA Unrestricted Equity                                 209,724.867                 9.15%
The Glenmede Corporation                                    165,558.293                 7.22%

STRATEGIC EQUITY PORTFOLIO:

                                                                             PERCENTAGE OF OUTSTANDING
NAME AND ADDRESS*                                      NUMBER OF SHARES       SHARES OF THE PORTFOLIO
-----------------                                      ----------------      -------------------------
The Glenmede Corporation Retirement Plan                    269,628.397                 6.30%

U.S. EMERGING GROWTH PORTFOLIO:

                                                                             PERCENTAGE OF OUTSTANDING
NAME AND ADDRESS*                                      NUMBER OF SHARES       SHARES OF THE PORTFOLIO
-----------------                                      ----------------      -------------------------
None                                                          --                         --

----------
* The principal address of each person is c/o Glenmede Trust, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

     According to information available to the Company, no other person owned beneficially 5% or more of the outstanding shares of the Portfolios on the record date.

     SHARE OWNERSHIP OF DIRECTORS AND OFFICERS. As of April 1, 2005, the Directors and officers of the Company owned less than 1% of outstanding shares of each Portfolio.

INFORMATION ABOUT GLENMEDE ADVISERS

     Glenmede Advisers, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as the investment advisor to the Portfolios. Glenmede Advisers became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. As of September 1, 2000, Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Portfolios' Investment Advisory Agreements, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with those agreements. As of April 1, 2005, Glenmede Advisers and its affiliated companies had over $15.4 billion in assets in the accounts for which they serve in various capacities including as executor, trustee or investment advisor.

     The names and positions with Glenmede Advisers of the principal executive officers and each director of Glenmede Advisers are as follows. The address for each is c/o Glenmede Advisers, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

NAME                                                     POSITION WITH GLENMEDE ADVISERS
----                              ------------------------------------------------------------------------
Albert E. Piscopo                 Director, President and Chief Executive Officer
James R. Belanger                 Director, Senior Vice President, Corporate Counsel and Managing Director
                                  of Business Assurance
Laura Williamson                  Director, Senior Vice President, Chief Financial Officer and Treasurer
Mary Ann B. Wirts                 Director and First Vice President
Gordon Fowler                     Senior Vice President
Robert J. Mancuso                 First Vice President
Stephen J. Mahoney                First Vice President
Stephen R. Point                  First Vice President
Anthony K. Iuliano                First Vice President
Laura A. LaRosa                   First Vice President
George F. Foley                   First Vice President
Vladimir de Vassal                First Vice President
Scott W. McGough                  First Vice President
Kimberly C. Osborne               Vice President
Rosemarie J. Kane                 Vice President
Christopher J. Colarik            Vice President
Eric H. Hagar                     Vice President
John R. Kichula                   Vice President
Cynthia Axelrod                   Vice President
Andrew E. Fulton                  Vice President
R. Bradford Hoopman               Vice President
John Thomas                       Vice President
Paul T. Sullivan                  Vice President
Anthony W. Godonis                Vice President
Michael C. Crow                   Investment Officer

     Glenmede Advisers is a wholly-owned subsidiary of Glenmede Trust. Glenmede Trust, a nationally chartered trust company, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans, and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of Glenmede Corporation. Glenmede Trust and Glenmede Corporation are located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

     The following Director and officers of the Company hold positions with the Glenmede Advisers or its affiliates:

                                  POSITION WITH                             POSITION WITH
NAME                         THE GLENMEDE FUND, INC.            GLENMEDE ADVISERS OR ITS AFFILIATES
------------------------    -------------------------   ----------------------------------------------------
G. Thompson Pew, Jr.        Director                    Trustee of The Glenmede Portfolios; Director, Member
                                                        of the Relationship Oversight Committee and Chair of
                                                        the Compensation Committee of Glenmede Trust.

Mary Ann B. Wirts           President and Treasurer     President and Treasurer of The Glenmede Portfolios;
                                                        First Vice President and Managing Director of Fixed
                                                        Income Division of Glenmede Trust and Glenmede
                                                        Advisers.

Kimberly C. Osborne         Executive Vice President    Executive Vice President of The Glenmede Portfolios;
                                                        Vice President of Glenmede Trust and Glenmede
                                                        Advisers.

     The Director and officers of the Company listed above and John W. Church, Jr., a Director of the Company, are shareholders of the Glenmede Corporation, of which Glenmede Advisers is a subsidiary.

INFORMATION REGARDING OTHER INVESTMENT PORTFOLIOS ADVISED BY GLENMEDE ADVISERS

     In addition to serving as investment advisor to the Portfolios, Glenmede Advisers also currently serves as the investment advisor to the Government Cash, Large Cap 100, Large Cap Growth, Small Cap Equity (Advisor Shares and Institutional Shares) and Tax-Exempt Cash Portfolios, investment portfolios of the Company, and Muni Intermediate and New Jersey Muni Portfolios, investment portfolios of The Glenmede Portfolios. The following table contains information about assets and compensation paid by these other investment portfolios that have similar investment objectives as the Portfolios to Glenmede Advisers as of April 1, 2005.

                                                                                      ANNUAL RATE OF
                                                                                  COMPENSATION RECEIVED
                                                                                   BY GLENMEDE ADVISERS
                                                        NET ASSETS MANAGED BY       AS A PERCENTAGE OF
PORTFOLIO                                                 GLENMEDE ADVISERS      AVERAGE DAILY NET ASSETS
---------                                               ---------------------    ------------------------
Large Cap 100 Portfolio                                 $          32,796,975              0.55%
Large Cap Growth Portfolio                              $          11,827,695              0.55%
Small Cap Equity Portfolio (Advisor Shares)             $         254,194,391              0.55%
Small Cap Equity Portfolio (Institutional Shares)       $           1,031,000              0.55%


OTHER SERVICES PROVIDED TO THE PORTFOLIOS

     The Company has adopted a Shareholder Servicing Plan (the "Plan") whereby each of the Core Fixed Income, International, Large Cap Value, Strategic Equity and U.S. Emerging Growth Portfolios may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust) that are the dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in each of the Core Fixed Income, International, Large Cap Value, Strategic Equity and U.S. Emerging Growth Portfolios. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Company. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their customers who beneficially own shares of each of the Portfolios. The fee, which is at the annual rate of 0.10% for the Core Fixed Income Portfolio; 0.20% for the Large Cap Value Portfolio and Strategic Equity Portfolio; and 0.25% for the U.S. Emerging Growth Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by customers of such Servicing Agents. For the fiscal year ended October 31, 2004, the Core Fixed Income, Large Cap Value, Strategic Equity, and U.S. Emerging Growth Portfolios paid $174,944, $37,535, $130,079, and $230,936, respectively, in shareholder servicing fees to Glenmede Trust pursuant to the Plan.


     The International Portfolio currently pays a fee rate of 0.05% to the Servicing Agents for shareholder services under the Plan and related Agreement. For the fiscal year ended October 31, 2004, the Portfolio paid $598,912 in shareholder servicing fees to Glenmede Trust pursuant to the Plan. At the March 3, 2005 Board meeting, the Board approved an increase in the shareholder servicing fee payable by the International Portfolio to Glenmede Trust from 0.05% to 0.25% of the Portfolio's average daily net assets, effective July 1, 2005.

     It is expected that the Glenmede Trust will continue to provide these services to the Portfolios after the Meeting.

     All information contained in this Proxy Statement about Glenmede Advisers and Glenmede Trust has been provided by Glenmede Advisers and Glenmede Trust, respectively.

INFORMATION ABOUT PHILADELPHIA INTERNATIONAL

     Philadelphia International, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103, is the sub-advisor to the International Portfolio. Philadelphia International was formed on September 21, 2001 as a limited partnership to provide investment advisory services related to international equity investments. As of April 1, 2005, Philadelphia International had approximately $5.6 billion of assets under management.

     The partners in Philadelphia International and their respective interests in the partnership as of April 1, 2005 are as follows:

NAME*                                                        OWNERSHIP STATUS
-----                                                        ----------------
Glenmede Trust                                               Limited Partner
Philadelphia International Partners LP**                     General Partner

----------
* The primary business address of each person is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

** Andrew B. Williams, James S. Lobb, Robert C. Benthem de Grave, Frederick B. Herman, Peter W. O'Hara, Scott E. Decatur, Christopher S. Delpi, Wei Huang, Kent E. Weaver, and Thomas R. Angers are the limited partners in Philadelphia International Partners LP. AB Williams Company LLC is the general partner in Philadelphia International Partners LP.

PRINCIPAL EXECUTIVE OFFICERS OF PHILADELPHIA INTERNATIONAL

NAME*                                        POSITIONS AND OFFICES WITH PHILADELPHIA INTERNATIONAL
-----                                   ---------------------------------------------------------------
Andrew B. Williams                      President, Chief Executive Officer and Chief Investment Officer
James S. Lobb                           Managing Director

----------
* The principal business address of each person is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

     As of April 1, 2005, no Director or officer of the Company was an officer, employee, director, general partner or shareholder of Philadelphia International.

INFORMATION REGARDING OTHER INVESTMENT PORTFOLIOS ADVISED BY PHILADELPHIA INTERNATIONAL


     In addition to serving as sub-investment advisor to the International Portfolio, Philadelphia International also currently serves as the investment advisor to the Institutional International Portfolio, an investment portfolio of the Company, and sub-investment advisor to the International Equity Fund, a series of AB Funds Trust. The following table contains information about assets and compensation paid by the other investment portfolios that have similar investment objectives as the International Portfolio to Philadelphia International as of April 1, 2005.


                                                                               ANNUAL RATE OF COMPENSATION
                                                  NET ASSETS MANAGED BY         RECEIVED BY PHILADELPHIA
                                                      PHILADELPHIA            INTERNATIONAL AS A PERCENTAGE
PORTFOLIO                                             INTERNATIONAL            OF AVERAGE DAILY NET ASSETS
---------                                         ---------------------   -------------------------------------
Institutional International Portfolio
of Glenmede Fund                                     $ 543,025,132        0.75%(1)
International Equity Fund of AB Funds Trust          $ 152,317,951(2)     0.40% of the first $100,000,000
                                                                          0.35% of the next $100,000,000
                                                                          0.30% of assets over $200,000,000%(3)

----------
(1) PHILADELPHIA INTERNATIONAL HAS AGREED TO WAIVE ITS FEES WITH RESPECT TO THE INSTITUTIONAL INTERNATIONAL PORTFOLIO TO THE EXTENT NECESSARY TO ENSURE THAT THE PORTFOLIO'S ANNUAL TOTAL OPERATING EXPENSES WOULD NOT EXCEED 1.00% OF THE PORTFOLIO'S AVERAGE NET ASSETS.

(2) PHILADELPHIA INTERNATIONAL IS CURRENTLY ONE OF SEVEN SUB-ADVISERS TO THE INTERNATIONAL EQUITY FUND. THE NET ASSETS SHOWN ABOVE WERE THOSE MANAGED BY PHILADELPHIA INTERNATIONAL AS OF APRIL 1, 2005.

(3) THE ADVISORY FEE SHOWN ABOVE IS CURRENTLY PAID TO PHILADELPHIA INTERNATIONAL FOR MANAGING A PORTION OF THE INTERNATIONAL EQUITY FUND AND IS EXPRESSED AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS MANAGED BY PHILADELPHIA INTERNATIONAL. THE INTERNATIONAL EQUITY FUND PAYS MONTHLY AGGREGATE ADVISORY FEE TO ITS ADVISER, SBC FINANCIAL SERVICES, INC. ("SBC") AND ITS SUB-ADVISERS, INCLUDING THE FEE PAID TO PHILADELPHIA INTERNATIONAL SHOWN ABOVE, AT THE ANNUAL PERCENTAGE OF 0.98% OF ITS AVERAGE DAILY NET ASSETS. SBC HAS AGREED, THROUGH APRIL 30, 2006, TO WAIVE FEES AND REIMBURSE EXPENSES OF THE GS2 CLASS,GS4 CLASS, GS6 CLASS, AND GS8 CLASS OF THE INTERNATIONAL EQUITY FUND WHICH EXCEED, IN THE AGGREGATE, THE ANNUAL PERCENTAGE RATE OF THE CLASS' AVERAGE DAILY NET ASSETS RESPECTIVELY AS
     FOLLOWS: GS2 CLASS: 0.97%; GS4 CLASS: 1.15%; GS6: 1.50%, AND GS8 CLASS:
     1.80%.

     All information contained in this Proxy Statement about Philadelphia International has been provided by Philadelphia International.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

     Investors Bank & Trust Company serves as the administrator, transfer agent, dividend-paying agent and custodian for the Portfolios. The address of Investors Bank & Trust Company is 200 Clarendon Street, Boston, Massachusetts 02116.

     Quasar Distributors, LLC, serves as the distributor of the Portfolios' shares. The address of Quasar Distributors, LLC is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PORTFOLIO TRANSACTIONS


     During the period from November 1, 2003 through October 31, 2004, brokerage transactions were not placed with any person affiliated with the Portfolios, the Company, Glenmede Advisers, Philadelphia International, Glenmede Trust, Investors Bank & Trust Company or Quasar Distributors, LLC.


SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Company is not required to, nor does it intend to, hold regular annual meetings of shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Company at 200 Clarendon Street, LEG 13, Boston, Massachusetts 02116 so that the proposals are received within a reasonable period of time before the Company begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Company's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the meeting requiring a vote of shareholders, including any question as to an adjournment of the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Portfolios.


     PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE BY 12:00 P.M. EST ON JUNE 15, 2005.



May 20, 2005

                                INDEX OF EXHIBITS


Exhibit A: Investment Advisory Agreement between the Company, on behalf of the Core Fixed Income, Large Cap Value, Strategic Equity, International, Government Cash, and Tax Exempt Cash Portfolios and Glenmede Advisers and Form of Amendment No. 2 to the Investment Advisory Agreement.

Exhibit B: Sub-Investment Advisory Agreement among the Company, on behalf of the International Portfolio, Glenmede Advisers and Philadelphia International and Form of Amendment No. 2 to the Sub-Investment Advisory Agreement.

Exhibit C: Investment Advisory Agreement between the Company, on behalf of the U.S. Emerging Growth Portfolio, and Glenmede Advisers and Form of Amendment No. 1 to the Investment Advisory Agreement.

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this 25th day of October, 1988 by and between The Glenmede Fund, Inc., a Maryland corporation (the "Fund") and The Glenmede Trust Company, a Pennsylvania corporation (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Government Cash Portfolio, Tax-Exempt Cash Portfolio, Intermediate Government Portfolio and International Portfolio, and such other Portfolios as may be offered by the Fund, for the period and on such terms set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Fund's Portfolios, to continuously review, supervise and administer the investment program of each of the Portfolios, to determine in its discretion the securities to be purchased or sold and the portion of each such Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for each of the Fund's Portfolios and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Adviser exercises investment discretion. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Director's of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. The Fund will pay no investment advisory fees to the Adviser for the services rendered by the Adviser under this Agreement. However, it is understood that each shareholder of the Fund will be required to have a pre-existing relationship with the Adviser under which the Adviser provides investment advisory, personal trust, estate, custodian of other services to such shareholder on an individual basis. The shareholder will pay a fee directly to the Adviser based on the services provided by the Adviser and the total assets of the shareholder managed by the Adviser, including the portion of such assets invested in the Fund.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, and other services. Such office facilities, equipment, and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost. The Adviser further agrees to assume the cost of printing and mailing prospectuses to persons other than current shareholders of the Fund and the cost of any other activities primarily intended to result in the sale of the Fund's shares.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act of omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Fund.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Articles of Incorporation of the Fund and the Articles of Incorporation of the Adviser, Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and the Adviser (or any successor)is or may be interested in the Fund as a shareholder or otherwise; and that the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

     9. CORPORATE NAME. The Fund acknowledges that it has obtained its corporate name by consent of the Adviser, which consent was given in reliance and upon the provisions hereafter contained. The Fund agrees that if the Adviser should cease to be the investment adviser of the Fund, the Fund will, upon written demand of the Adviser forthwith (a) for a period of two years after such written demand, state in all prospectuses, advertising material, letterheads and other material designed to be read by investors or prospective investors, in a prominent position and in prominent type (as may be reasonably approved by the Adviser), that The Glenmede Trust Company no longer serves as the investment adviser of the Fund, and (b) delete from its name the word Glenmede or any approximation thereof. The Fund further agrees that the Adviser may permit other persons, partnerships(general or limited), associations, trusts, corporations or other incorporated or unincorporated groups of persons, including without limitation any investment company or companies of any type which may be initially sponsored or organized by the Adviser in the future, to use the word "GLENMEDE" or any approximation thereof as part of their names. As used in this section, The Glenmede Trust Company" and, "Adviser" shall include any successor corporation, partnership, limited partnership, trust or person.

     10. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of October 25, 1990 or the date of the first annual or special meeting of the shareholders of the Fund and, if approved by a majority of the outstanding voting securities of each Portfolio of the Fund, thereafter shall continue as to a particular Portfolio for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of such Portfolio of the Fund; provided, however, that if the holders of such Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve such Portfolio in such capacity in the manner and to the extent permitted by the Funds Board of Directors and the 1940 Act and Rules thereunder. This Agreement may be terminated by any Portfolio of the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party.

     As used in this Section 10, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

     11. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records which it maintains for the Fund and are required to be maintained by Rule 31a-1 under the 1940 Act.

     12. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     13. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent; but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the Purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of each Portfolio of the Fund.

     14. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Agreement to be executed as of this 25th day of October, 1988.

ATTEST:                                THE GLENMEDE FUND, INC.


By      /s/ RAYMOND KLAPINSKY          By      /s/ JOHN W. CHURCH, JR.
   ---------------------------------      ----------------------------------
          Raymond Klapinsky                       John W. Church, Jr.
              SECRETARY                          CHAIRMAN OF THE BOARD


                                       THE GLENMEDE TRUST COMPANY


By      /s/ AUGUSTUS BALLARD           By      /s/ THOMAS W. LANGFITT
   ---------------------------------      ----------------------------------
          Augustus Ballard                        Thomas W. Langfitt
              SECRETARY                                 PRESIDENT

                                     FORM OF

                                 AMENDMENT NO. 2
                                       TO
                          INVESTMENT ADVISORY AGREEMENT

                             THE GLENMEDE FUND, INC.
                          (CORE FIXED INCOME PORTFOLIO)
                           (LARGE CAP VALUE PORTFOLIO)
                          (STRATEGIC EQUITY PORTFOLIO)
                            (INTERNATIONAL PORTFOLIO)
                           (GOVERNMENT CASH PORTFOLIO)
                           (TAX EXEMPT CASH PORTFOLIO)

     The Investment Advisory Agreement dated October 25, 1988, as amended, by and between The Glenmede Fund, Inc. (the "Fund") and Glenmede Advisers, Inc. (the "Agreement") is hereby amended effective as of _______, 2005 as follows:

     Paragraph 3, COMPENSATION OF THE ADVISER, is amended and restated in its entirety as follows:

     3. COMPENSATION OF THE ADVISER

     For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the following Portfolios will each pay the Adviser and the Adviser will accept as full compensation therefor, a fee computed daily and paid monthly (in arrears), at the following annual rate of the average daily net assets held in the respective Portfolio:

                                                                           RATE
                                                                           ----
     Core Fixed Income (formerly, the Intermediate Government)             .35%
     International Portfolio                                               .75%
     Large Cap Value (formerly, the Model Equity)                          .55%
     Strategic Equity (formerly, the Equity)                               .55%

     The Fund will pay no investment advisory fees to the Adviser for the services rendered by the Adviser under this Agreement with respect to the Government Cash and Tax-Exempt Cash Portfolios. However, it is understood that each shareholder of the Government Cash and Tax-Exempt Cash Portfolio will be required to have a pre-existing relationship with the Adviser under which the Adviser provides investment advisory, personal trust, estate, custodian or other services to such shareholder on an individual basis. The shareholder will pay a fee directly to the Adviser based on the services provided by the Adviser and the total assets of the shareholder managed by the Adviser, including the portion of such assets invested in the Government Cash or Tax-Exempt Cash Portfolio of the Fund.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     Except as expressly amended and modified hereby, all provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their officers designated below as of __________, 2005.

                                           THE GLENMEDE FUND, INC.

                                           By:
                                               ---------------------------------
                                               Title:

                                           GLENMEDE ADVISERS, INC.

                                           By:
                                               ---------------------------------
                                               Title:

                                    EXHIBIT B

                        SUB-INVESTMENT ADVISORY AGREEMENT

                             THE GLENMEDE FUND, INC.
                            (INTERNATIONAL PORTFOLIO)

                                                                 January 1, 2002

PHILADELPHIA INTERNATIONAL ADVISORS LP
ONE LIBERTY PLACE
1650 MARKET STREET, SUITE 1200
PHILADELPHIA, PA 19103-7391

Ladies and Gentlemen:

     The Glenmede Fund, Inc., a Maryland Corporation (the "Company"), and Glenmede Advisers, Inc. (the "Adviser"), each confirms its agreement with Philadelphia International Advisors LP (the "Sub-Adviser"), as follows:

     1. INVESTMENT DESCRIPTION; APPOINTMENT

     The Company desires to employ its capital relating to its International Portfolio (the "Portfolio") by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Articles of Incorporation, as amended from time to time (the "Articles of Incorporation"), in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board"). Copies of the Prospectus, the Statement and the Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Articles of Incorporation to the Sub-Adviser on an on-going basis. The Company employs the Adviser as the investment adviser to the Portfolio, and the Company and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

     2. SERVICES AS SUB-ADVISER

     The Company and the Adviser hereby appoint the Sub-Adviser to act as sub-investment adviser to the Portfolio for the period and on such terms set forth in this Agreement. The Company and the Adviser employ the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio assets to be held uninvested, to provide the Company and the Adviser with records concerning the Sub-Adviser's activities which the Company and the Sub-Adviser are required to maintain, and to render regular reports to the Company's officers and Board of Directors and the Adviser concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Company and the Adviser in compliance with the objectives, policies and limitations set forth in the Prospectus, Statement and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services and to provide, at is own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS

     The Sub-Adviser is authorized to select the brokers that will execute the purchases and sales of securities for the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of the Company and the Adviser, the Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Company and other accounts as to which the Sub-Adviser exercises investment discretion. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty by this

Agreement or otherwise. The Sub-Adviser will promptly communicate to the officers and Directors of the Company and the Adviser such information relating to the Portfolio's transactions as they may reasonably request.

     4. INFORMATION PROVIDED TO THE COMPANY

     The Sub-Adviser will keep the Company and the Adviser informed of developments materially affecting the Portfolio, and will, on its own initiative, furnish the Company and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

     5. COMPENSATION OF THE SUB-ADVISER

     The Company will pay no investment advisory fees to the Sub-Adviser for the services rendered by the Sub-Adviser.

     6. EXPENSES

     The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Portfolio will bear certain other expenses to be incurred in its operation, including but not limited to, investment advisory, sub-advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; custody and transfer agency fees; and costs associated with maintaining the Company's legal existence and shareholder relations.

     7. STANDARD OF CARE

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act")), the Sub-Adviser shall not be subject to any liability whatsoever to the Company, any shareholder of the Company or to the Adviser, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. TERM OF AGREEMENT

     This Agreement shall become effective as of January 1, 2002 (the "Effective Date") and shall continue until October 31, 2002 and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a "majority" (as that term is defined in the 1940
Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the board or by vote of holders of a majority of the Portfolio's shares, or upon 90 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The services of the Sub-Adviser to the Company and the Adviser are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Company and the Adviser are not impaired thereby.

     10. BOOKS AND RECORDS

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, the records which it maintains for the Company are required to be maintained by Rule 31a-1 under the 1940 Act. The Sub-Adviser may retain copies of all such records. The Sub-Adviser shall be permitted to have access to the historical records of the Company and to the records of the Adviser with respect to the Company. The Sub-Adviser shall be permitted to use the historical performance results of the Company, provided that such use is consistent with all applicable laws, rules and regulations.

     11. GOVERNING LAW

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     12. AMENDMENT OF AGREEMENT

     This Agreement may be amended by mutual consent, subject to applicable requirements of the 1940 Act.

     13. SEVERABILITY

     If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                           Very truly yours,

                                           THE GLENMEDE FUND, INC.

                                           By: /s/ Mary Ann B. Wirts
                                               ---------------------------------
                                               Name: Mary Ann B. Wirts
                                               Title: President

                                           GLENMEDE ADVISERS, INC.

                                           By: /s/ A.E. Piscopo
                                               ---------------------------------
                                               Name: A. E. Piscopo
                                               Title: Director

Agreed to and Accepted by:

PHILADELPHIA INTERNATIONAL ADVISORS LP

By: Philadelphia International Partners LP, its General Partner

By: AB Williams Company LLC, its General Partner

By: /s/ Andrew B. Williams
    ---------------------------------
    Andrew B. Williams
    its Managing Member

                                     FORM OF

                                 AMENDMENT NO. 2
                                       TO
                        SUB-INVESTMENT ADVISORY AGREEMENT

                             THE GLENMEDE FUND, INC.
                            (INTERNATIONAL PORTFOLIO)

     The Sub-Investment Advisory Agreement dated January 1, 2002, by and among The Glenmede Fund, Inc. (the "Fund"), Glenmede Advisers, Inc. and Philadelphia International Advisors LP (the "Agreement") is hereby amended effective as of ______, 2005 as follows:

     Paragraph 5, COMPENSATION OF THE SUB-ADVISER, is amended and restated in its entirety as follows:

     5. COMPENSATION OF THE SUB-ADVISER

     For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, Glenmede Advisers, Inc. will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor, a fee computed daily and paid monthly (in arrears), at the annual rate of .26% of the average daily net assets held in the Portfolio.

     Paragraph 14, NON-SOLICITATION, is added to the Agreement as follows:

     14. NON-SOLICITATION

     14.1. During the term of this Agreement, and for a period of two (2) years thereafter, the Adviser shall not, without prior written approval of the chief executive officer of the Sub-Adviser, directly or indirectly through any other person, firm or corporation, whether individually or in conjunction with any other person, or as an employee, agent, representative, partner or holder of any interest in any other person, firm, corporation or other association, solicit, entice, recruit, induce or hire any person who presently is or at any time during the term hereof shall be an employee, agent or representative of the Sub-Adviser or its affiliates to become employed or retained by the Adviser or any other person, firm or corporation, and the Adviser shall not approach any such employee, agent or representative for such purpose or authorize, assist, facilitate or knowingly approve the taking of such actions by any other person.

     14.2. During the term of this Agreement, and for a period of two (2) years thereafter, the Sub-Adviser shall not, without prior written approval of the chief executive officer of the Adviser, directly or indirectly through any other person, firm or corporation, whether individually or in conjunction with any other person, or as an employee, agent, representative, partner or holder of any interest in any other person, firm, corporation or other association, solicit, entice, recruit, induce or hire any person who presently is or at any time during the term hereof shall be an employee, agent or representative of the Adviser or its affiliates to become employed or retained by the Sub-Adviser or any other person, firm or corporation, and the Sub-Adviser shall not approach any such employee, agent or representative for such purpose or authorize, assist, facilitate or knowingly approve the taking of such actions by any other person.

     14.3. In the event of any breach or violation of any restriction contained in this Section, the period specified therein shall abate during the time of any violation thereof and that portion remaining at the time of commencement of any violation shall not begin to run until such violation has been fully and finally cured.

     14.4. If any clause or provision of this Article is determined by a court to be unenforceable because of its duration or scope, the parties expressly agree that the duration and/or scope of such clause or provision shall be deemed amended to the extent necessary to render the otherwise unenforceable provision, and the rest of the Agreement, valid and enforceable.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     Except as expressly amended and modified hereby, all provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their officers designated below as of __________, 2005.

                                          THE GLENMEDE FUND, INC.

                                          By:
                                              ----------------------------------
                                              Title:

                                          GLENMEDE ADVISERS, INC.

                                          By:
                                              ----------------------------------
                                              Title:

                                          PHILADELPHIA INTERNATIONAL ADVISORS LP

                                          By: Philadelphia International
                                              Partners LP, its General Partner

                                          By:

                                          By:
                                              ----------------------------------

                       This Page Intentionally Left Blank

                                    EXHIBIT C

                          INVESTMENT ADVISORY AGREEMENT

     Agreement made this 29th day of December, 1999 by and between The Glenmede Fund, Inc., a Maryland corporation (the "Company"), and The Glenmede Trust Company, a Pennsylvania corporation (the "Adviser").

     1. DUTIES OF ADVISER. The Company hereby appoints the Adviser to provide or arrange to provide directly or through third parties, investment advisory services to its Small Capitalization Growth Portfolio (the "Portfolio") for the period and on such terms set forth in this Agreement. Subject to the approval of the Company's Board of Directors, any applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, the Adviser may select sub-advisers to perform any or all of the services set forth in this Agreement for assets of the Portfolio assigned by the Adviser to the particular sub-adviser. The Company employs the Adviser, directly or through sub-advisers: to manage the investment and reinvestment of the assets of the Portfolio; to continuously review, supervise and administer the investment program of the Portfolio; to determine in its (or any selected sub-advisers') discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested; to provide the Company with records concerning the Adviser's (and any selected sub-advisers') activities which the Company is required to maintain; and to render regular reports to the Company's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall monitor the services performed by any selected sub-advisers. The Adviser and any selected sub-advisers shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Company and in compliance with the objective, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers that will execute the purchases and sales of securities for the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of the Company, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and other accounts as to which the Adviser exercises investment discretion. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Company such Information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Portfolio will pay the Adviser and the Adviser will accept as full compensation therefor, a fee compute daily and paid monthly (in arrears), at an annual rate of .25% of the average daily net assets held in the Portfolio.

     4. OTHER SERVICES. At the request of the Company, the Adviser in its discretion may Make available to the Company office facilities, equipment, and other services. Such office facilities, equipment, and services shall be provided for or rendered by the Adviser and billed to the Company at the Adviser's cost. The Adviser further agrees to assume the cost of printing and mailing prospectuses to persons other than current shareholders of the Company and the cost of any other activities primarily intended to result in the sale of the Company's shares.

     5. REPORTS. The Company and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Company or to any shareholder of the Company, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Articles of Amendment and Restatement of the Company and the Articles of Incorporation of the Adviser, Directors, officers, agents and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Company as Directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise; and that the effect of any such interrelationships shall be governed by said Articles of Amendment and Restatement or Articles of Incorporation (as applicable) and the provisions of the 1940 Act.

     9. CORPORATE NAME. The Company acknowledges that it has obtained its corporate name by consent of the Adviser, which consent was given in reliance and upon the provisions hereafter contained. The Company agrees that if the Adviser should cease to be the investment adviser of the Company, the Company will, upon written demand of the Adviser forthwith (a) for a period of two years after such written demand, state in all prospectuses, advertising material, letterheads and other material designed to be read by investors or prospective investors, in a prominent position and in prominent type (as may be reasonably approved by the Adviser), that The Glenmede Trust Company no longer serves as the investment adviser of the Company, and (b) delete from its name the word "Glenmede" or any approximation thereof. The Company further agrees that the Adviser may permit other persons, partnerships (general or limited), associations, trusts, corporations or other incorporated or unincorporated groups of persons, including without limitation any investment company or companies of any type which may be initially sponsored or organized by the Adviser in the future, to use the word "GLENMEDE" or any approximation thereof as part of their names. As used in this section, "The Glenmede Trust Company" and "Adviser" shall include any successor corporation, partnership, limited partnership, trust or person.

     10. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until October 31, 2000 and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the holders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve the Portfolio in such capacity in the manner and to the extent permitted by the Company's Board of Directors and the 1940 Act and Rules thereunder. This Agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Company. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party. As used in this Section 10, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in
Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

     11. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31 a-2 under the 1940 Act the records which it maintains for the Company and are required to be maintained by Rule 31 a-I under the 1940 Act.

     12. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     13. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, subject to the applicable requirements of the 1940 Act.

     14. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Agreement to be executed as of this 29th day of December, 1999.

                                           THE GLENMEDE FUND, INC.

                                           /s/ Mary Ann B. Wirts
                                           -------------------------------------
                                           By: Mary B. Wirts
                                           Title: President

                                           THE GLENMEDE TRUST COMPANY

                                           /s/ Bruce Simon
                                           -------------------------------------
                                           By: Bruce Simon
                                           Title:

                                     FORM OF

                                 AMENDMENT NO. 1
                                       TO
                          INVESTMENT ADVISORY AGREEMENT

                             THE GLENMEDE FUND, INC.

      (U.S. EMERGING GROWTH PORTFOLIO, FORMERLY SMALL CAPITALIZATION GROWTH
                                   PORTFOLIO)

     The Investment Advisory Agreement dated December 29, 1999, by and between The Glenmede Fund, Inc. (the "Fund") and Glenmede Advisers, Inc. (the "Agreement") is hereby amended effective as of ________, 2005 as follows:

     Paragraph 3, COMPENSATION OF THE ADVISER, is amended and restated in its entirety as follows:

     3. COMPENSATION OF THE ADVISER

     For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date hereof, the Portfolio will pay the Adviser and the Adviser will accept as full compensation therefor, a fee computed daily and paid monthly (in arrears), at the annual rate of .55% of the average daily net assets held in the Portfolio.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     Except as expressly amended and modified hereby, all provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their officers designated below as of __________, 2005.

                                           THE GLENMEDE FUND, INC.

                                           By:
                                               ---------------------------------
                                               Title:

                                           GLENMEDE ADVISERS, INC.

                                           By:
                                               ---------------------------------
                                               Title:

                                     FORM OF

                                   PROXY CARD

    PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                          PROXY SOLICITED ON BEHALF OF
                    THE DIRECTORS OF THE GLENMEDE FUND, INC.
                                     FOR THE
                           CORE FIXED INCOME PORTFOLIO

       The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned all shares of the Core Fixed Income Portfolio, a series of The Glenmede Fund, Inc. (the "Portfolio"), which the undersigned is entitled to vote at the special meeting of shareholders of the Portfolio to be held on June 23, 2005 at 10:30 a.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                        NOTE: Please sign your legal name
                                        below. If joint owners, EITHER may
                                        sign this Proxy Card. When signing
                                        as attorney, executor, administrator,
                                        trustee, guardian or corporate officer,
                                        please give full title.




[Acount Name(s)]
[MIA Description]
[Account Number]                        Date               , 2005
[Number of Shares]


                                        Signature(s), (Title(s), if applicable)


I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS ON JUNE 23,
2005.

       PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE PROPOSAL BELOW. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

1. To approve an Amendment to the Investment Advisory Agreement for the Core Fixed Income Portfolio.

                / / FOR          / / AGAINST          / / ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     FORM OF

                                   PROXY CARD

  PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND
      RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                          PROXY SOLICITED ON BEHALF OF
                    THE DIRECTORS OF THE GLENMEDE FUND, INC.
                                     FOR THE
                             INTERNATIONAL PORTFOLIO

       The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned all shares of the International Portfolio, a series of The Glenmede Fund, Inc. (the "Portfolio"), which the undersigned is entitled to vote at the special meeting of shareholders of the Portfolio to be held on June 23, 2005 at 10:30 a.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                       NOTE: Please sign your legal name
                                       below. If joint owners, EITHER may sign
                                       this Proxy Card. When signing as
                                       attorney, executor, administrator,
                                       trustee, guardian or corporate officer,
                                       please give full title.



[Account Name(s)]
[MIA Description]
[Account Number]                        Date               , 2005
[Number of Shares]


                                        Signature(s), (Title(s), if applicable)


I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS ON JUNE 23,
2005.

       PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE PROPOSALS BELOW. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

4. To approve an Amendment to the Investment Advisory Agreement for the International Portfolio.

                / / FOR          / / AGAINST          / / ABSTAIN

5. To approve an Amendment to the Sub-Investment Advisory Agreement for the International Portfolio.

                / / FOR          / / AGAINST          / / ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     FORM OF

                                   PROXY CARD

  PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND
      RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                          PROXY SOLICITED ON BEHALF OF
                    THE DIRECTORS OF THE GLENMEDE FUND, INC.
                                     FOR THE
                            LARGE CAP VALUE PORTFOLIO

       The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned all shares of the Large Cap Value Portfolio, a series of The Glenmede Fund, Inc. (the "Portfolio"), which the undersigned is entitled to vote at the special meeting of shareholders of the Portfolio to be held on June 23, 2005 at 10:30 a.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                        NOTE: Please sign your legal name
                                        below. If joint owners, EITHER may sign
                                        this Proxy Card. When signing as
                                        attorney, executor, administrator,
                                        trustee, guardian or corporate officer,
                                        please give full title.



[Account Name(s)]
[MIA Description]
[Account Number]                        Date               , 2005
[Number of Shares]


                                        Signature(s), (Title(s), if applicable)

I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS ON JUNE 23,
2005.

       PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE PROPOSAL BELOW. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

2. To approve an Amendment to the Investment Advisory Agreement for the Large Cap Value Portfolio.

                / / FOR          / / AGAINST          / / ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     FORM OF

                                   PROXY CARD

  PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND
      RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                          PROXY SOLICITED ON BEHALF OF
                    THE DIRECTORS OF THE GLENMEDE FUND, INC.
                                     FOR THE
                           STRATEGIC EQUITY PORTFOLIO

       The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned all shares of the Strategic Equity Portfolio, a series of The Glenmede Fund, Inc. (the "Portfolio"), which the undersigned is entitled to vote at the special meeting of shareholders of the Portfolio to be held on June 23, 2005 at 10:30 a.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                        NOTE: Please sign your legal name
                                        below. If joint owners, EITHER may sign
                                        this Proxy Card. When signing as
                                        attorney, executor, administrator,
                                        trustee, guardian or corporate officer,
                                        please give full title.



[Account Name(s)]
[MIA Description]
[Account Number]                        Date               , 2005
[Number of Shares]


                                        Signature(s), (Title(s), if applicable)


I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS ON JUNE 23,
2005.

       PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE PROPOSAL BELOW. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

3. To approve an Amendment to the Investment Advisory Agreement for the Strategic Equity Portfolio.

                / / FOR          / / AGAINST          / / ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     FORM OF

                                   PROXY CARD

  PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN IT BELOW, AND
      RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                          PROXY SOLICITED ON BEHALF OF
                    THE DIRECTORS OF THE GLENMEDE FUND, INC.
                                     FOR THE
                         U.S. EMERGING GROWTH PORTFOLIO

       The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned all shares of the U.S. Emerging Growth Portfolio, a series of The Glenmede Fund, Inc. (the "Portfolio"), which the undersigned is entitled to vote at the special meeting of shareholders of the Portfolio to be held on June 23, 2005 at 10:30 a.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                        NOTE: Please sign your legal name
                                        below. If joint owners, EITHER may sign
                                        this Proxy Card. When signing as
                                        attorney, executor, administrator,
                                        trustee, guardian or corporate officer,
                                        please give full title.



[Account Name(s)]
[MIA Description]
[Account Number]                        Date               , 2005
[Number of Shares]


                                        Signature(s), (Title(s), if applicable)


I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS ON JUNE 23,
2005.

       PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE PROPOSAL BELOW. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

6. To approve an Amendment to the Investment Advisory Agreement for the U.S. Emerging Growth Portfolio.

                / / FOR          / / AGAINST          / / ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.